Exhibit 32.2

Certification

Pursuant to 18 U.S.C. Section 1350

As adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Continental Cement Company, L.L.C. (the “Company”) on Form 10-K for the year ended December 28, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Strieker, Vice President of Finance and Administration of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 7, 2014

/s/ Mark Strieker
Mark Strieker

Vice President of Finance and Administration (Principal Financial Officer)

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.